Exibit 10.1

                   AMENDMENT TO AMENDED AND RESTATED AGREEMENT
                             FOR WHOLESALE FINANCING
                                (Amendment No. 3)

This Amendment to Amended and Restated Agreement for Wholesale Financing ("Amendment") is made by and between Deutsche Financial Services Corporation ("DFS") and Featherlite Mfg., Inc. ("Dealer").

         WHEREAS, DFS and Dealer entered into that certain Amended and Restated Agreement for Wholesale Financing dated October 6, 1997, as amended by that certain Amendment to Amended and Restated Agreement for Wholesale Financing (Amendment No. 1) dated April 1, 1998, and that certain Amendment to Amended and Restated Agreement for Wholesale Financing (Amendment No. 2) dated May 8, 1998 (together, the "Agreement"); and

         WHEREAS, DFS and Dealer desire to amend the Agreement as provided herein.

         NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DFS and Dealer agree as follows:

         1. Amendment of Current Ratio. Paragraph 13.1(c) of the Agreement is deleted and amended to read in its entirety as follows:

                  "(c) a ratio of Current Tangible Assets to current liabilities of not less than ONE AND ONE-HALF to ONE (1.5:1)."

         2. No Other Modifications. Except as expressly modified or amended herein, all other terms and provisions of the Agreement shall remain unmodified and in full force and effect and the Agreement, as hereby amended, is ratified and confirmed by DFS and Dealer.

         3. Capitalized Terms. Except as otherwise defined herein, all capitalized terms will have the same meanings set forth in the Agreement.

         IN WITNESS WHEREOF, DFS and Dealer have executed this Amendment as of the 25th day of March, 2000.

                                           DEUTSCHE FINANCIAL SERVICES
                                                 CORPORATION

                                           By:      /s/ Leonard F. Buchan
                                                    Leonard F. Buchan
                                                    Vice President

                                           FEATHERLITE MFG., INC.

                                           By       /s/ C. Clement
                                                    Conrad Clement
                                                    President